UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the PineBridge Dynamic Asset Allocation Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled for 11:00 a.m., Eastern Time, on [MEETING DATE], 2025. If you are a shareholder of record of the Fund as of the close of business on [RECORD DATE], 2025, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

PineBridge Investments LLC (“PineBridge”) currently serves as investment adviser to the Fund. At the Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and PineBridge (the “Proposal”). The New Agreement has the same advisory fee as, and otherwise does not materially differ from, the current investment advisory agreement (the “Current Agreement”) between the Trust, on behalf of the Fund, and PineBridge. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Current Agreement may be deemed to terminate as a result of a pending transaction involving a change in the ownership of PineBridge, including in connection with the internal reorganization as described in the accompanying materials.

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at [877-225-4164].

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE], 2025

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the PineBridge Dynamic Asset Allocation Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on [MEETING DATE], 2025, at 11:00 a.m., Eastern Time.

At the Meeting, shareholders of record of the Fund as of the close of business on [RECORD DATE], 2025 (the “Record Date”) will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and PineBridge Investments LLC, and to transact such other business, if any, as may properly come before the Meeting.

You are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the Record Date are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders To Be Held on [MEETING DATE], 2025.

The proxy statement is available at www.proxyvote.com.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie
President

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the PineBridge Dynamic Asset Allocation Fund (the “Fund”), a series of The Advisors’ Inner Circle Fund III (the “Trust”).

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new advisory agreement for the Fund?

A.

PineBridge Investments LLC (“PineBridge”) serves as investment adviser to the Fund. On December 23, 2024, Pacific Century Group (“PCG”), PineBridge’s ultimate parent company, and MetLife Inc. (“MetLife”) announced that they entered into an agreement, pursuant to which MetLife Investment Management (“MIM Group”), the institutional asset management business of MetLife, will acquire PineBridge Investments, L.P.’s (“PineBridge Group”) investment management business, including as it is conducted by PineBridge (the “Transaction”). The Transaction is targeted to close in the second half of 2025, pending satisfaction of all closing conditions including regulatory approvals. As part of the Transaction, PineBridge will undergo an internal reorganization resulting in a merger with PineBridge Galaxy LLC (a subsidiary of PineBridge which is separately registered with the U.S. Securities and Exchange Commission as an investment adviser), with the resulting company being renamed PineBridge Investments LLC (the “Successor Firm”). In this document, references to “PineBridge” that relate to any period of time at or following the closing of the Transaction shall be to the Successor Firm. The internal reorganization will occur as a part of, and will be completed immediately prior to, the closing of the Transaction. You are being asked to approve a new investment advisory agreement for the Fund between the Trust, on behalf of the Fund, and PineBridge (the “New Agreement”) because the Transaction may be considered to result in a change of control of PineBridge under the Investment Company Act of 1940, as amended, and accordingly in the assignment and automatic termination of the investment advisory agreement pursuant to which PineBridge currently provides investment advisory services to the Fund (the “Current Agreement”). Should the Transaction close prior to shareholder approval of the New Agreement, an interim advisory agreement between the Trust, on behalf of the Fund, and PineBridge (the “Interim Agreement”) will become effective for the Fund on the date of the closing of the Transaction to allow PineBridge to continue managing the Fund for a period of 150 days or until shareholders approve the New Agreement, whichever occurs first. The Interim Agreement is discussed in greater detail below.

Q.	How is the Transaction expected to affect me as a shareholder?

A.

No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers of the Fund are currently contemplated as a result of the Transaction. You will still own the same shares in the same Fund. If the New Agreement is approved, PineBridge, as the Successor Firm after completion of the internal reorganization described above and the closing of the Transaction, will continue to provide advisory services to the Fund on substantially similar terms, and at the same advisory fee rate, as PineBridge provided under the Current Agreement.

Q.	How does the New Agreement differ from the Current Agreement?

A.	The terms of the New Agreement are substantially similar to the terms of the Current Agreement, except with respect to the date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement, subject to the approval of the Fund’s shareholders and the closing of the Transaction, at a meeting held on June 17–18, 2025 (the “Board Meeting”), and recommend that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.	What happens if the New Agreement is not approved?

A.

At the Board Meeting, the Board also approved the Interim Agreement, which, if shareholders of the Fund have not already approved the New Agreement, will become effective for the Fund at the same time as the closing of the Transaction occurs, allowing PineBridge to provide investment advisory services for the Fund for up to 150 days after termination of the Current Agreement while the Fund seeks shareholder approval of the New Agreement. If the New Agreement is not approved by shareholders, PineBridge, as the Successor Firm after completion of the internal reorganization described above and the closing of the Transaction, will continue to provide services to the Fund under the Interim Agreement until shareholders approve the New Agreement, or the Interim Agreement’s term expires or it is otherwise terminated, and the Board will consider what further action is in the best interests of the Fund and its shareholders, including resubmitting the New Agreement to shareholders for approval or liquidation of the Fund.

Q.	Will my vote make a difference?

A.

Yes. Every vote is important, and we encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Fund has retained the proxy communications and solicitation advisory firm Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by Broadridge and related costs is approximately $3,000, which will be borne by PineBridge and MetLife. Representatives of PineBridge may also solicit proxies.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call [___________] Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND

a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE], 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Special Meeting of Shareholders of the PineBridge Dynamic Asset Allocation Fund (the “Fund”) to be held on [MEETING DATE], 2025 at [11:00 a.m.], Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on [RECORD DATE], 2025 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about [MAILING DATE], 2025.

The Trust currently offers two classes of shares of beneficial interest of the Fund (“Shares”): Institutional Shares and Investor Servicing Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Fund had the following Shares issued and outstanding:

Share Class	Shares Issued and Outstanding
Institutional Shares	[XX]
Investor Servicing Shares	[XX]

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Transaction Background

PineBridge Investments LLC (“PineBridge”) serves as investment adviser to the Fund. On December 23, 2024, Pacific Century Group (“PCG”), PineBridge’s ultimate parent company, and MetLife Inc. (“MetLife”) announced that they entered into an agreement, pursuant to which MetLife Investment Management (“MIM Group”), the institutional asset management business of MetLife, will acquire PineBridge Investments, L.P.’s (“PineBridge Group”) investment management business, including as it is conducted by PineBridge (the “Transaction”). The Transaction is targeted to close in the second half of 2025, pending satisfaction of all closing conditions including regulatory approvals. As part of the Transaction, PineBridge will undergo an internal reorganization resulting in a merger with PineBridge Galaxy LLC (a subsidiary of PineBridge which is separately registered with the U.S. Securities and Exchange Commission as an investment adviser), with the resulting company being renamed PineBridge Investments LLC (the “Successor Firm”). In this proxy statement, references to “PineBridge” that relate to any period of time at or following the closing of the Transaction shall be to the Successor Firm. The internal reorganization will occur as a part of, and will be completed immediately prior to, the closing of the Transaction.

MIM Group offers global public fixed income, private capital and real estate investment solutions tailored to institutional investors worldwide. MIM Group’s clients include public and private pension plans, insurance companies, endowments, funds and other institutional clients. As of March 31, 2025, MetLife’s institutional investment management business had assets under management of $616.9 billion.

PineBridge believes the Transaction will benefit shareholders of the Fund (“Shareholders”) in the following respects, among others:

•	The MIM Group brings a breadth of complementary investment expertise across public fixed income, private capital and real estate, as well as a robust platform which PineBridge believes will enhance operational efficiency and deliver long term stability and value to the Fund.

•	By joining the MIM Group, PineBridge aims to strengthen its ability to serve its clients, while leveraging expanded resources and capabilities to provide even greater opportunities for growth and success.

•	PineBridge does not believe that the Transaction will result in any material detriments or limitations to the Fund or its Shareholders.

The Transaction may be deemed to result in a change of control of PineBridge under the 1940 Act, resulting in the assignment, and automatic termination, of the advisory agreement between the Trust, on behalf of the Fund, and PineBridge (the “Current Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, Shareholders of the Fund are being asked to approve a new advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and PineBridge (the “Proposal”) to be effective upon the later of the closing of the Transaction or Shareholder approval so that PineBridge’s management of the Fund may continue without any interruption. Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting held on June 17–18, 2025 (the “Board Meeting”), the Board approved the New Agreement, to become effective upon Shareholder approval and the closing of the Transaction. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund’s Shareholders. At the Board Meeting, the Board also approved an interim advisory agreement (the “Interim Agreement”) between the Trust and PineBridge, which, if shareholders of the Fund have not already approved the New Agreement, will become effective for the Fund at the same time as the closing of the Transaction, under which PineBridge may provide investment advisory services for the Fund for up to 150 days between termination of the Current Agreement and shareholder approval of the New Agreement.

The Transaction will not result in any changes to the organization or structure of the Fund. You will still own the same shares in the same Fund. If the New Agreement is approved, PineBridge will continue to serve as the Fund’s investment adviser, and none of the Fund’s other service providers will change in connection with the Transaction. Under the New Agreement, PineBridge, as the Successor Firm after completion of the internal reorganization described above and the closing of the Transaction, will provide the same advisory services to the Fund on substantially the same terms as PineBridge provides under the Current Agreement. The advisory fee rates paid by the Fund to PineBridge under the Current Agreement will remain unchanged under the New Agreement. If the New Agreement is approved, the Fund is expected to be renamed under the MetLife brand as part of a broader rebranding initiative expected to be undertaken in due course following the closing of the Transaction and will become part of MIM Group’s existing mutual fund offerings.

If the New Agreement is not approved by Shareholders before the Transaction closes, PineBridge, as the Successor Firm after completion of the internal reorganization described above, will continue to provide services to the Fund under the Interim Agreement until Shareholders approve the New Agreement, or the Interim Agreement’s term expires or it is otherwise terminated, and the Board will consider what further action is in the best interests of the Fund and its Shareholders, including resubmitting the New Agreement to Shareholders for approval or liquidation of the Fund.

Required Vote

The purpose of this Proxy Statement is to submit the Proposal to a vote of the Fund’s Shareholders pursuant to the requirements of the 1940 Act described below. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”). Approval of the Proposal with respect to the Fund requires the affirmative vote of a 1940 Act Majority of the Fund’s shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of the Fund’s Shareholders pursuant to the requirements of the 1940 Act described above.

Description of the Material Terms of the Current Agreement, the New Agreement and the Interim Agreement

•	Material Terms of the Current Agreement and the New Agreement

The Current Agreement, dated October 30, 2015, was most recently renewed by the Board for a term of one year on September 12, 2024. The Current Agreement was approved by the Fund’s initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective upon approval by the Fund’s Shareholders and the closing of the Transaction. The terms of the New Agreement are substantially similar to the terms of the Current Agreement, except with respect to the date. Set forth below is a summary of material terms of the New Agreement. The form of the New Agreement is included as Exhibit A. Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Exhibit A, Shareholders should still read the summary below carefully.

The advisory fee rate under the Current Agreement and the New Agreement are the same. The annualized advisory fee rate paid to PineBridge by the Fund will remain at 0.75% of the Fund’s average daily net assets. In addition, the Fund’s operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require PineBridge to provide substantially the same services after the closing of the Transaction as PineBridge provides under the Current Agreement. PineBridge shall, subject to the oversight of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund’s assets consistent with the investment objectives and policies of the Fund.

The New Agreement has the same duration and termination provisions as the Current Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or, with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by PineBridge, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Agreement subjects PineBridge to the same standard of care and liability to which it was subject under the Current Agreement.

•	Information on Investment Advisory Fees Paid

As noted above, the advisory fees payable under the New Agreement are the same as the advisory fees payable under the Current Agreement and the Interim Agreement. Under the New Agreement, PineBridge will continue to receive a fee, computed daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. The following table shows: (i) the dollar amount of fees payable to PineBridge by the Fund pursuant to the Current Agreement; (ii) the dollar amount waived by PineBridge pursuant to a contractual fee waiver agreement in place for the Fund (the “Current Fee Waiver Agreement”); and (iii) the dollar amount of net advisory fees paid to PineBridge by the Fund for the most recent fiscal year ended October 31, 2024:

Fund Name	Contractual Advisory Fees	Advisory Fees Waived	Net Advisory Fees Paid
PineBridge Dynamic Asset Allocation Fund	$1,062,660	$553,744	$508,916

PineBridge has entered into a new Fee Waiver Agreement (the “New Fee Waiver Agreement”) to become effective at the same time as the New Agreement would become effective. The New Fee Waiver Agreement has substantially identical terms as the Current Fee Waiver Agreement. The New Fee Waiver agreement will continue in effect until April 30, 2026, at which point the New Fee Waiver Agreement will renew automatically unless terminated in accordance with its terms.

•	The Interim Agreement

At the Board Meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between the Trust, on behalf of the Fund, and PineBridge (the “Interim Agreement”). If Shareholders do not approve the New Agreement prior to the closing of the Transaction, the Interim Agreement will take effect for the Fund at the same time as the closing of the Transaction occurs and will continue in effect for a term ending on the earlier of 150 days from the date of the closing of the Transaction or the date Shareholders approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Current Agreement except for certain provisions that are required by law and the date of the Interim Agreement. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund’s Shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable by the Fund under the Interim Agreement will be paid to PineBridge, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to PineBridge.

Information about PineBridge

PineBridge, a Delaware limited liability company with its principal place of business located at Park Avenue Tower, 65 East 55th Street, 10th Floor, New York, New York 10022, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Formed in 1996, PineBridge was formerly known as AIG Global Investment Corporation. PineBridge is currently a wholly-owned subsidiary of PineBridge Investments Holdings US LLC, which in turn, is a wholly-owned subsidiary of PineBridge Investments, L.P., a company majority owned by Pacific Century Group (“PCG”), an Asia-based private investment group. PCG is majority owned by Mr. Richard Li Tzar Kai. The general partner of PineBridge Investments, L.P. is Bridge Holdings Company Limited, a company owned by PCG. As of December 31, 2024, PineBridge had approximately $193.3 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of PineBridge. The address of each such individual is Park Avenue Tower, 65 East 55th Street, 10th Floor, New York, New York 10022.

Name	Position Held with PineBridge
Gregory Ehret	Director & Chief Executive Officer
Michael Karpik	Director & Chief Operating Officer
Tracie Ahern	Director & Chief Financial Officer

No officers or directors of the Trust hold positions with PineBridge.

PineBridge does not serve as an investment adviser to any other fund registered under the 1940 Act having a similar investment objective to the Fund.

After the closing of the Transaction, PineBridge, as the Successor Firm, will be a wholly-owned subsidiary of MetLife.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of PineBridge under the 1940 Act resulting in the assignment of the Current Agreement, PineBridge intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). PineBridge has confirmed that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, at least 75% of the Trustees are classified as Independent Trustees. PineBridge anticipates that for a period of three years following the closing of the Transaction, at least 75% of the members of the Board will not be interested persons of PineBridge.

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that PineBridge furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Fund submitted to the Board in connection with the Board Meeting and other meetings held in connection with and since the most recent renewal of the Current Agreement, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been consummated at the time of the Board Meeting and that the Board was being asked to approve PineBridge as it was expected to exist after the consummation of the Transaction, the materials provided by PineBridge addressed both PineBridge as it existed at the time of the Board Meeting and PineBridge as it was expected to exist after the consummation of the Transaction.

Specifically, the Board requested and received written materials from PineBridge regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that PineBridge was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by PineBridge under the New Agreement; (iii) PineBridge’s operations and financial condition; (iv) the proposed advisory fees to be paid to PineBridge under the New Agreement; (v) PineBridge’s compliance program; and (vi) PineBridge’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by PineBridge and other service providers of the Fund, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of the Fund’s officers and management and PineBridge. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by PineBridge after the closing of the Transaction; (ii) the investment performance of the Fund and PineBridge; and (iii) the fees to be paid to PineBridge under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from PineBridge that: (a) the Transaction was not expected to affect the nature, quality and extent of services provided to the Fund by PineBridge that are discussed below; (b) PineBridge did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (c) the portfolio managers for the Fund were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by PineBridge

In considering the nature, extent and quality of the services to be provided by PineBridge after the closing of the Transaction, the Board reviewed the portfolio management services to be provided by PineBridge to the Fund, including the quality of the continuing portfolio management personnel, the resources available to PineBridge after the consummation of the Transaction and PineBridge’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement and noted that the New Agreement has the same advisory fee as, and does not materially differ from, the Current Agreement with respect to the Fund. The most recent investment adviser registration form (Form ADV) for PineBridge also was available to the Board. The Trustees also considered other services to be provided to the Fund by PineBridge such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by PineBridge under the New Agreement would be satisfactory.

Investment Performance of PineBridge

In assessing PineBridge’s investment performance, the Board considered: Fund performance in connection with, and the related discussions led by representatives of PineBridge during, the meeting of the Board at which the Current Agreement was most recently approved; and written reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. The Board also considered written reports provided by PineBridge providing Fund performance over various time periods and outlining current market conditions and explaining PineBridge’s expectations and strategies for the future. Based on this information and PineBridge’s representation that the portfolio managers for the Fund were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that PineBridge had been able to achieve for the Fund were sufficient to support approval of the New Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to PineBridge under the New Agreement is the same as the investment advisory fee payable to PineBridge under the Current Agreement. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The reports indicated that the Fund’s net and gross expense ratios and advisory fees were around or below the median of its peer group. The Board concluded, within the context of its full deliberations, that the advisory fees payable by the Fund under the New Agreement were reasonable in light of the nature and quality of the services expected to be rendered by PineBridge.

With respect to profitability and economies of scale, the Board considered PineBridge’s profitability and economies of scale from its management of the Fund when it most recently approved the continuation of the Current Agreement, but determined that such profitability and economies may change as a result of the changes to PineBridge’s ownership structure and operations that will occur after the consummation of the Transaction. Accordingly, the Trustees did not make any conclusions regarding PineBridge’s profitability, or the extent to which economies of scale would be realized by PineBridge as the assets of the Fund grow under the New Agreement, but will do so during future considerations of the New Agreement.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by PineBridge to the Fund under the New Agreement and that the appointment of PineBridge as investment adviser under, and the approval of, the New Agreement would be in the best interest of the Fund and its Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of PineBridge as investment adviser to the Fund under the New Agreement, and (b) the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations will be borne by PineBridge and MetLife. The Fund will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Fund’s most recently completed fiscal year ended October 31, 2024, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Name and Address	Class of Shares	Number of Shares	% of Class

[INTER-AMERICAN DEVELOPMENT BANK FOR ITS STAFF RETIREMENT PLAN TAX EXEMPT PUBLIC INTERNATIONAL ORGANIZATION 1300 NEW YORK AVE NW WASHINGTON, DC 20577]	Institutional	[XX]	[XX]%
[INTER-AMERICAN DEVELOPMENT BANK FOR ITS POSTRETIREMENT BENEFITS PLAN TAX EXEMPT PUBLIC INTERNATIONAL ORGANIZATION 1300 NEW YORK AVE NW WASHINGTON, DC 20577]	Institutional	[XX]	[XX]%
[CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE, WI 53212]	Institutional	[XX]	[XX]%
[CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105]	Investor	[XX]	[XX]%

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Fund’s annual report dated October 31, 2024, which covers the period from November 1, 2023 to October 31, 2024, or semi-annual report dated April 30, 2025, which covers the period from November 1, 2024 to April 30, 2025, Shareholders may call 877-225-4164 or write to the Fund at: PineBridge Dynamic Asset Allocation Fund, 190 Middle Street, Suite 101, Portland, ME 04101, c/o Atlantic Shareholder Services.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at [______].

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Trust and representatives of PineBridge, who will not be paid for these services, and representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), who will be paid for these services. The anticipated costs of Broadridge’s services and related costs are $3,000. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by PineBridge and MetLife, not the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting.

Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

The presence at the Meeting of any broker non-votes is not anticipated. Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal. A broker non-vote occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered “non-routine” for purposes of determining broker-non-votes. Therefore, because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are not expected to be any broker non-votes at the Meeting. Therefore, if you do not provide voting instructions to your broker of record, your shares will not be considered present at the Meeting for purposes of determining whether a quorum is present or for any other purpose. This could make achieving quorum more difficult.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. PineBridge and MetLife will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

EXHIBIT A

FORM OF

investment ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this _____ day of _______________, 2025 by and between The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and PineBridge Investments LLC (the “Adviser”), a limited liability company organized under the laws of the state of Delaware with its principal place of business at 399 Park Avenue, New York, NY 10022.

W I T N E S S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the “Fund”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.       The Adviser’s Services.

(a)       Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities, commodity interests and other investments shall be purchased, held, sold, sold short, exchanged, converted, borrowed or lent for the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. Subject to the limitations described in the preceding sentence, the investments made by the Adviser in the Fund may include, but shall not be limited to, debt and equity securities (including securities of registered and unregistered collective investment vehicles), repurchase and reverse repurchase agreements, derivatives contracts, futures, options, options on futures, swaps, swaptions and foreign currency forward contracts. To carry out such obligations, the Adviser shall exercise full discretion and act for the Trust on behalf of the Fund, as the Trust’s agent and attorney-in-fact, in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions on behalf of the Fund, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund. The Trust recognizes that the Adviser and its affiliates have investments of their own and are acting as investment managers for others. The Trust also recognizes that the Adviser may be or become associated with other investment entities and engage in investment management for others. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to require the Adviser to devote any minimum amount of time or attention to the management of the Fund. Except as otherwise expressly provided herein, nothing herein shall be deemed to limit or restrict the right of the Adviser to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Adviser may on occasion give advice or take action with respect to other investment entities that it manages that differs from the advice given with respect to the Fund. The Trust acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index or on an absolute basis, including other clients of the Adviser, whether public or private.

(b)       Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser; provided, however, that notwithstanding any other provision of this Agreement, the Adviser shall not be bound by, or liable for failure to comply with, any of the foregoing, or any update, modification or amendment thereto, unless and until the Adviser has been provided a copy of such item and a reasonable opportunity to comply therewith. In selecting the Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)       Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund’s securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with its own written proxy voting policies and procedures and in accordance with any instructions that the Board may provide to the Adviser in advance in writing from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Fund’s custodian and/or broker(s) to forward promptly to the Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund. The Adviser may also instruct the Fund’s custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund’s custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may abstain or refrain from voting a proxy if, in the Adviser’s discretion, abstaining or refraining from voting would be in the best interests of the Fund and its shareholders.

The Trust agrees that the Adviser shall have power and authority hereunder, but no responsibility or obligation, to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities or other instruments held at any time in the Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving the Fund’s assets, and the Adviser acknowledges and agrees that such power and authority, but no such responsibility or obligation, is delegated hereunder. Nevertheless, the Adviser agrees that it shall provide the Trust with any and all documentation or information related to the Litigation as may reasonably be requested by the Trust.

(d)       Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value assigned by the Trust’s administrator to any security or other instrument held by the Fund may not reflect fair value. The Trust agrees that the Adviser is not responsible for pricing the Fund’s securities and other instruments, however, the Adviser agrees to provide upon reasonable request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value per share in accordance with procedures and methods established by the Board.

(f)       Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.       Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall take steps reasonably necessary to prevent its Access Persons (as defined in the Adviser’s Code of Ethics) from failing to comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust’s Board. The Adviser shall respond to reasonable requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

3.       Information and Reporting. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)       Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon reasonable request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. Except as prohibited by applicable law, regulation or administrative order, the Adviser will promptly notify the Trust in the event the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws. Except as prohibited by applicable law, regulation or administrative order, the Adviser will notify the Trust in the event an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred and will notify the Trust of any anticipated or otherwise reasonably foreseeable change in control of the Adviser within a reasonable time prior to such change in control being effected.

(b)       Board and Filings Information. The Adviser will provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable advance notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall, upon reasonable request, furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)       Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may reasonably be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.       Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, members, managers, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)        Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account with brokers, dealers or counterparties selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain for the Fund the most favorable execution and net price available under the circumstances. Among other considerations, the Adviser may consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security or instrument, the amount of the commission, the timing and difficulty of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer, and the quality of service rendered by the broker or dealer in other transactions. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients and that the Fund may not be the direct or exclusive beneficiary of any such services and that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)       Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities or other instruments to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable over time and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)       Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

(e)       Contracting Authority. In the name of the Trust on behalf of the Fund, and which shall be binding on the Trust on behalf of the Fund, the Adviser is hereby given the authority, as the Trust’s agent and attorney-in-fact, to negotiate and enter into agreements and contracts (including, but not limited to, brokerage agreements, International Swap Dealers Association (“ISDA”) master agreements and schedules thereto, futures agreements, clearing agreements, Master Securities Forward Transaction Agreements, other master agreements, other transaction and collateral agreements, investment transactions, confirmations of investment transactions and related documents for investment transactions and modifications thereto), and make representations (including representations regarding the purchase of securities or other investments) that the Adviser deems appropriate to carry out its duties and services hereunder.

5.       Custody. The Adviser shall have the authority to instruct the Fund’s custodian to: (i) pay cash for securities and other property delivered to the custodian, (ii) deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

6.       Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.       Representations, Warranties and Covenants.

(a)       Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)       ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)       Fund Disclosure Documents. The Adviser has reviewed (as available), and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the “Disclosure Documents”) and represents and warrants that such Disclosure Documents contain or will contain no untrue statement of any material fact made by the Adviser and do not and will not omit any statement of material fact required to be stated by the Adviser therein or necessary to make the statements therein not misleading.

(d)       Use Of The Name Of The Fund; Composite Performance. The Adviser has the right to use the name of the Fund in connection with its services to the Trust. The Adviser also has the right to include the total return earned by the Fund in the calculation of Adviser’s composite performance information. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name of the Fund. The Trust shall not have the right to use the name “PineBridge” in connection with the management and operation of the Fund except upon such terms as have been agreed to by the Adviser or its designee in advance in writing.

(e)       Insurance. The Adviser maintains errors and omissions insurance coverage in an amount deemed appropriate by the Adviser and except as prohibited by applicable law, regulation or administrative order, shall provide written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims are made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)       No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of investments for the Fund, and that all selections shall be done in accordance with what the Adviser believes to be in the best interest of the Fund.

(g)       Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

(h)       Duly Organized/Good Standing. Each party hereto represents and warrants to the other party that it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

(i)       Enforceable Agreement. Each party hereto represents and warrants to the other party that this Agreement is enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(j)       No Material Pending Actions. Each party hereto represents and warrants to the other party that, to the best of its knowledge, there are no material pending actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of is affiliates received any notice of an investigation or inquiry by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse effect on such party or which might reasonably be expected to impair materially such party’s ability to discharge its obligations under this Agreement.

(k)        Compliance With Applicable Law. Each party represents and warrants to the other party that it has complied with and will continue to comply with all applicable federal and state laws, rules, regulations, case law, court orders and governmental orders to which such party is subject in connection with the execution and performance of this Agreement.

(l)       Approval by Trust. The Trust represents and warrants to the Adviser that this Agreement has been properly approved according to applicable laws, rules and regulations by the initial shareholder of the Fund, the Trustees of the Trust and those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party.

(m)       Licenses and Registrations. Each party represents and warrants to the other party that it has all governmental, regulatory, self-regulatory, and exchange licenses, registrations, memberships, and approvals required to enter into this Agreement and it will obtain and maintain any such required licenses, registrations, memberships, and approvals.

(n)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.       Adviser’s Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9.       Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.       Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder prior to the date of termination.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

11.       Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)       The Trust may cause this Agreement to terminate, after providing the Adviser sixty (60) days’ written notice, either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)        The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)       This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d)       Termination of this Agreement pursuant to this Section shall be without payment of any penalty and each party hereto may waive any notice period to which it is entitled pursuant to this Section 12 in its sole discretion upon written notice to the other party hereto.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

12.       Certain Definitions. For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

13.        Liability of the Adviser.

(a)       The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund’s Disclosure Documents relating to or provided by the Adviser.

(b)       The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an “Indemnified Party”) against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser’s performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

14.       Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15.       Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

16.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

17.       Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

18.       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.       Notices. Except as otherwise specifically provided herein, all communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile where the sending party has received electronic confirmation of transmission or three days after being deposited for next-day delivery with an internationally recognized overnight international delivery service, properly addressed to the party to receive such notice at the party’s address specified herein, or at any other address that any party may designate by notice to the others.

If to the Adviser:

PineBridge Investments LLC

399 Park Avenue

New York, NY 10022

Attn: Chief Legal Officer

If to the Trust:

The Advisors’ Inner Circle Fund III

1 Freedom Valley Drive

Oaks, PA 19456

Attn: Legal Department

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

THE ADVISORS’ INNER CIRCLE FUND III, on behalf of the Fund(s) listed on Schedule A

By:
Name:
Title:

PINEBRIDGE INVESTMENTS LLC

By:
Name:
Title:

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

dated _____________, 2025 between

THE ADVISORS’ INNER CIRCLE FUND III

And

PINEBRIDGE INVESTMENTS LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

Fund	Rate
PineBridge Dynamic Asset Allocation Fund	0.75%

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76901-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on [TBD]:
The Notice of Meeting, Proxy Statement are available at
www.proxyvote.com

V76902-TBD

PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Pinebridge Dynamic Asset Allocation Fund (the "Fund") hereby appoints [TBD] and [TBD], and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on [TBD] at a Special Meeting of Shareholders to be held on [TBD] at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE